Exhibit 99.1

CalAmp Reports Fiscal 2020 First Quarter Financial Results

First quarter consolidated revenue of $89 million

Record quarterly SaaS revenue of $26 million, up 38% year-over-year

Worldwide subscriber base exceeds 1.2 million with recent acquisitions

IRVINE, CA, June 27, 2019 -- CalAmp (Nasdaq: CAMP), a technology solutions pioneer leading transformation in a global connected economy, today reported its financial results for the fiscal 2020 first quarter ended May 31, 2019.

“We made significant progress on our strategic initiatives in the quarter with the achievement of record Software and Subscription Services revenue and markedly improved supply chain performance, thereby contributing to consolidated revenue at the high-end of our guidance,” said Michael Burdiek, president and chief executive officer. “The integration of our recent acquisitions is progressing well with identified incremental revenue synergies that we believe will further bolster our Software-as-a-Service (“SaaS”) business expansion toward our targeted quarterly run-rate of more than $30 million exiting the year. Looking forward, we believe the first fiscal quarter represents an inflection point in our business, with a positive outlook of revenue and EBITDA growth as we move into the second half of the fiscal year.”

First Quarter Fiscal 2020 Financial Highlights

•	Consolidated revenue for the first quarter was $89.1 million, down 6% year-over-year due to a decline in Telematics Systems product sales and up 6% sequentially due to increased subscription revenue.
•

Software and Subscriptions Services revenue for the first quarter increased 38% year-over-year to $25.5 million, or 29% of consolidated revenue driven by recent acquisitions coupled with CalAmp iOn fleet management and LoJack® subscription services.

•

Telematics Systems revenue for the first quarter was $63.6 million, down 17% year-over-year as expected, principally due to a decline in MRM Telematics and legacy LoJack Stolen Vehicle Recovery (SVR) product sales.

•

Worldwide subscribers increased to over 1.2 million with the recent acquisitions of Tracker (UK) (Tracker), Car Track (LoJack Mexico) and Synovia Solutions, further accelerating the transition to a global software and solutions provider.

•	GAAP net loss for the first quarter was $8.7 million, or $0.26 per share, reflecting non-recurring legal expenses and purchase accounting adjustments related to the recent acquisitions.
•	Adjusted basis non-GAAP net income for the first quarter was $4.2 million, or $0.12 per diluted share, at the high-end of guidance.
•	Operating cash outflow for the first quarter was $5.6 million, with Adjusted EBITDA of $7.6 million and Adjusted EBITDA margin of 8%, in line with guidance.

Business and Recent Highlights

•	Secured large SaaS contract with a prominent Mid-Atlantic State Department of Transportation agency valued at $10 million for an initial 5-year term.
•

Announced a partnership with Cryoport to provide advanced supply chain visibility solutions to secure global enterprise customers that require temperature-controlled and monitoring solutions for the multi-billion dollar pharmaceutical industry.

CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

•

Announced partnership with Dogo Informatique to expand access to fleet and supply chain management solutions with an order from their customer, CTTMX, for CalAmp telematics and supply chain visibility technology to enable cold-chain shipments in Mexico and Latin America using 3G and 4G networks.

•	Received the 2019 IoT Evolution “Industrial IoT Product of the Year” award for the CalAmp iON fleet management software solution.

Summary Financial Information:
(In thousands except per share amounts)
	Three Months Ended
	May 31,
Description	2019	2018
Revenues:
Telematics Systems	$63,559	$76,352
Software & Subscription Services	25,511	18,536
	$89,070	$94,888
Gross margin	40%	40%

Net income (loss)	$(8,693)	$8,511
Net income (loss) per diluted share	$(0.26)	$0.23
Non-GAAP measures:
Adjusted basis net income	$4,168	$10,486
Adjusted basis net income per diluted share	$0.12	$0.29
Adjusted EBITDA	$7,569	$12,177
Adjusted EBITDA margin	8%	13%

	May 31,	February 28,
Description	2019	2019
Cash and marketable securities	$200,137	$274,012
Working capital	127,297	319,905
Deferred revenue	60,568	51,370
Long-term debt (carrying value)	298,371	275,905

Second Quarter Fiscal 2020 Business Outlook

Mr. Burdiek continued, “Our second quarter outlook reflects revenue momentum across our SaaS businesses combined with an increase in MRM Telematics sales due to customer LTE transitions.”

(In thousands except per share amounts)
	Range
Description	Low	High

GAAP financial information:
Revenues	$89,500	$94,500
Net loss per diluted share	$(0.27)	$(0.21)

Non-GAAP financial information:
Adjusted EBITDA	$7,500	$11,500
Adjusted basis net income per diluted share	$0.08	$0.14

CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

Conference Call and Webcast

CalAmp is hosting a conference call for analysts and investors to discuss its first quarter fiscal 2020 results and outlook for the second quarter of fiscal 2020 at 1:30 p.m. Pacific Time today.  Participants can listen in via webcast by visiting the Investor Relations section of the website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 90 days after the call.  The conference call can also be accessed by dialing 833-868-3300 (+1-918-398-8110 for international callers) and using the Conference ID#6296256. Following the call, an audio replay will also be available by calling 855-859-2056 or +1-404-537-3406 and entering the Conference ID#6296256. The audio replay will be available through July 11, 2019.

About CalAmp

CalAmp (Nasdaq: CAMP) is a technology solutions pioneer transforming the global connected economy. We help reinvent business and improve lives around the globe with technology solutions that streamline complex mobile IoT deployments and bring intelligence to the edge. Our software and subscription-based services, scalable cloud platform and intelligent devices collect and assess business-critical data from mobile assets and their contents. We call this The New How, facilitating efficient decision making, optimizing mobile asset utilization and improving road safety.  CalAmp, headquartered in Irvine, California, has been publicly traded since 1983. LoJack® is a brand of CalAmp and a leader in stolen vehicle recovery and innovative automotive services. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; competitive pressures; pricing declines; rates of growth in our target markets; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; cost-containment measures; legislative, trade and regulatory actions; integration, unexpected charges or expenses in connection with our recent acquisitions; the impact of legal proceedings and compliance risks; implementation of our new ERP system; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. Our filings with the U.S. Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations, and financial condition.  We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

Non-GAAP Financial Measures

“GAAP" refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the SEC. We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors. These non-GAAP financial measures are provided in addition to, and not as a substitute for measures of financial performance prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization, stock-based compensation, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain from legal settlement and certain other adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted basis net income excludes the impact of intangible assets amortization expense, stock-based compensation, non-cash interest expense, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain on legal settlement and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this announcement.  We use these non-GAAP financial measures to provide investors with an overall understanding of the financial performance and future prospects of our core business activities. Management does not believe that these items are reflective of our underlying performance. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate our results of ongoing operations and enable more meaningful period-to-period comparisons. The presentation of these and other similar items in our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual. We have not included a quantitative reconciliation of our quarterly financial guidance for Adjusted EBITDA and Adjusted basis net income per diluted share to revenues and net loss per share, respectively, as the GAAP measures that we exclude from our non-GAAP financial information are difficult to reliably provide at this time without unreasonable effort.

CalAmp and LoJack and the related logos are among the trademarks of CalAmp Corp. and/or its affiliates in the United States, certain other countries, and/or the European Union. Any other trademarks or trade names mentioned are the property of their respective owners.

AT CALAMP:	AT SHELTON GROUP:
Kurtis Binder	Leanne K. Sievers
EVP & CFO	(949) 224.3874
ir@calamp.com	sheltonir@sheltongroup.com

CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	May 31,
	2019	2018

Revenues	$89,070	$94,888
Cost of revenues	53,659	56,797
Gross profit	35,411	38,091
Operating expenses:
Research and development	6,886	6,601
Selling and marketing	14,647	12,497
General and administrative	17,484	13,436
Restructuring	-	3,383
Intangible asset amortization	3,040	2,748
	42,057	38,665
Operating loss	(6,646)	(574)
Non-operating income (expense):
Investment income	2,081	853
Interest expense	(5,456)	(2,665)
Gain on legal settlement	-	13,333
Other income (expense)	(399)	(226)
	(3,774)	11,295
Income (loss) before income taxes and impairment loss and equity in net loss of affiliate	(10,420)	10,721
Income tax benefit (provision)	2,257	(1,771)
Income (loss) before impairment loss and equity in net loss of affiliate	(8,163)	8,950
Impairment loss and equity in net loss of affiliate	(530)	(439)
Net income (loss)	$(8,693)	$8,511
Earnings (loss) per share:
Basic	$(0.26)	$0.24
Diluted	$(0.26)	$0.23

Shares used in computing earnings
(loss) per share:
Basic	33,381	35,458
Diluted	33,381	36,453

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CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)
	May 31,	February 28,
	2019	2019
Assets

Current assets:
Cash and cash equivalents	$190,296	$256,500
Short-term marketable securities	9,841	17,512
Accounts receivable, net	73,639	78,079
Inventories	41,905	32,033
Prepaid expenses and other current assets	23,768	19,373
Total current assets	339,449	403,497

Property and equipment, net	54,794	27,023
Operating lease right-of-use assets	29,267	-
Deferred income tax assets	30,211	22,626
Goodwill	103,154	80,805
Other intangible assets, net	72,998	47,165
Other assets	21,821	22,510

	$651,694	$603,626

Liabilities and Stockholders' Equity

Current liabilities:
Current portion of long-term debt	$123,479	$-
Accounts payable	32,893	39,898
Accrued payroll and employee benefits	7,917	8,808
Deferred revenue	30,624	24,264
Other current liabilities	17,239	10,622
Total current liabilities	212,152	83,592

Long-term debt, net of current portion	174,892	275,905
Operating lease liabilities	26,808	-
Other non-current liabilities	38,730	38,476

Stockholders' equity:
Common stock	336	336
Additional paid-in capital	210,626	208,205
Accumulated deficit	(10,920)	(2,227)
Accumulated other comprehensive loss	(930)	(661)
Total stockholders' equity	199,112	205,653
	$651,694	$603,626

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CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

CALAMP CORP.
CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
(Amounts in thousands)
(Unaudited)

	Three Months Ended
	May 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(8,693)	$8,511
Depreciation	3,845	2,043
Intangible asset amortization expense	3,040	2,748
Stock-based compensation expense	2,543	2,467
Amortization of debt issue costs and discount	3,743	1,931
Revenue assigned to factors	(1,109)	-
Tax benefits on vested and exercised equity awards	56	220
Deferred tax assets, net	(2,158)	772
Impairment loss and equity in net loss of affiliate	530	439
Other	(69)	38
Changes in operating assets and liabilities	(7,280)	11,743
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(5,552)	30,912

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities and sale of marketable securities	17,506	23,507
Purchases of marketable securities	(9,835)	(9,262)
Capital expenditures	(4,954)	(2,121)
Acquisition, net of cash acquired	(63,010)	-
Advances to affiliate	(530)	-
Other	-	(26)
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(60,823)	12,098

CASH FLOWS FROM FINANCING ACTIVITIES:
Taxes paid related to net share settlement of vested equity awards	(219)	(233)
Proceeds from exercise of stock options	97	68
Repurchases of common stock	-	(5,710)
NET CASH USED IN FINANCING ACTIVITIES	(122)	(5,875)

EFFECT OF EXCHANGE RATE CHANGE ON CASH	293	(229)
Net change in cash and cash equivalents	(66,204)	36,906
Cash and cash equivalents at beginning of period	256,500	132,603
Cash and cash equivalents at end of period	$190,296	$169,509

CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

CALAMP CORP.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

(Unaudited)

GAAP refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  We believe that our presentation of historical non-GAAP financial measures provides useful supplementary information to investors.  The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this announcement, we report the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization and stock-based compensation, gain on legal settlement and other adjustments as identified below), and Adjusted EBITDA margin. We use these non-GAAP financial measures to provide investors with an overall understanding of the financial performance and future prospects of our core business activities. Specifically, we believe that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

The reconciliation of GAAP basis net income (loss) to Adjusted basis (non-GAAP) net income is as follows (in thousands except per share amounts):

	Three Months Ended
	May 31,
	2019	2018
GAAP basis net income (loss)	$(8,693)	$8,511

Intangible assets amortization expense	3,040	2,748
Stock-based compensation expense	2,543	2,467
Non-cash interest expense	3,743	1,712
GAAP basis income tax provision (benefit)	(2,257)	1,771
Impairment loss and equity in net loss of affiliate	530	439
Acquisition and integration related expenses	1,144	-
Realized gain on investment of equity securities	-	629
Gain on legal settlement	-	(13,333)
Litigation and non-recurring legal expenses	3,807	2,114
Restructuring	-	3,383
Other	461	245
Adjusted basis income before income taxes	4,318	10,686
Income tax provision (non-GAAP basis) (a)	(150)	(200)
Adjusted basis net income	$4,168	$10,486

Adjusted basis net income per diluted share	$0.12	$0.29

Weighted average common shares outstanding on diluted basis	33,733	36,453

(a) The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating losses and tax credit carryforwards.

CalAmp Reports Fiscal Year 2020 First Quarter Financial Results

The reconciliation of GAAP-basis net income (loss) to Adjusted EBITDA and the calculation of Adjusted EBITDA margin are as follows (dollars in thousands):

	Three Months Ended
	May 31,
	2019	2018

GAAP basis net income (loss)	$(8,693)	$8,511

Investment income	(2,081)	(853)
Interest expense	5,456	2,665
Income tax provision (benefit)	(2,257)	1,771
Depreciation and amortization	6,885	4,791
Stock-based compensation	2,543	2,467
Impairment loss and equity in net loss of affiliate	530	439
Acquisition and integration related expenses	1,144	-
Litigation and non-recurring legal expenses	3,807	2,114
Gain on legal settlement	-	(13,333)
Restructuring	-	3,383
Other	235	222
Adjusted EBITDA	$7,569	$12,177

Revenue	$89,070	$94,888

Adjusted EBITDA margin	8%	13%